Exhibit 99.1

FOR IMMEDIATE RELEASE

FNCB Completes State Charter Conversion
First National Community Bank Becomes FNCB Bank

Dunmore, PA, June 30, 2016/Globe Newswire/First National Community Bancorp, Inc., the parent company of Dunmore-based First National Community Bank (the “Bank”), announced that the Bank completed its conversion from a national bank to a Pennsylvania state-chartered bank, effective June 30, 2016, following receipt of required regulatory approvals from the Pennsylvania Department of Banking and Securities.

As a result of the charter conversion, the Bank’s legal name will be “FNCB Bank” effective June 30, 2016.

FNCB will remain the public name of the Bank, there will be no changes to bank products or services, and customers will continue to receive the same protection on deposits through the FDIC.

FNCB joins nearly 200 Pennsylvania banks and credit unions operating under a state banking charter.

About FNCB, Simply a better bank™

FNCB, locally-based for over 100 years, continues as Northeastern Pennsylvania's premier community bank — offering a full suite of personal, small business and commercial banking solutions with industry-leading mobile, online and in-branch products and services. FNCB remains dedicated to the communities they serve with an on-going mission to be: Simply a better bank™. For more information, visit www.fncb.com.

INVESTOR CONTACT:

James M. Bone, Jr., CPA

Executive Vice President and

Chief Financial Officer

FNCB

(570) 348-6419
james.bone@fncb.com

The Company may from time to time make written or oral “forward-looking statements,” including statements contained in our filings with the Securities and Exchange Commission (“SEC”), in its reports to shareholders, and in other communications, which are made in good faith by us pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.

These forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond our control). The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: the strength of the United States economy in general and the strength of the local economies in our markets; the effects of, and changes in trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services; the ability of the Company to compete with other institutions for business; the composition and concentrations of the Company’s lending risk and the adequacy of the Company’s reserves to manage those risks; the valuation of the Company’s investment securities; the ability of the Company to pay dividends or repurchase common shares; the ability of the Company to retain key personnel; the impact of any pending or threatened litigation against the Company; the marketability of shares of the Company and fluctuations in the value of the Company’s share price; the effectiveness of the Company’s system of internal controls; the ability of the Company to attract additional capital investment; the impact of changes in financial services’ laws and regulations (including laws concerning capital adequacy, taxes, banking, securities and insurance); the impact of technological changes and security risks upon our information technology systems; changes in consumer spending and saving habits; the nature, extent, and timing of governmental actions and reforms, and the success of the Company at managing the risks involved in the foregoing and other risks and uncertainties, including those detailed in the Company’s filings with the SEC.

The Company cautions that the foregoing list of important factors is not all inclusive. Readers are also cautioned not to place undue reliance on any forward-looking statements, which reflect management’s analysis only as of the date of this report, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company to reflect events or circumstances occurring after the date of this report.

Readers should carefully review the risk factors described in the Annual Report and other documents that the Company periodically files with the Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2015.